DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Assets to be liquidated
(in thousands)	Dec 31, 2011	Dec 31, 2010
Mortgages receivable	$ -	371
Thomas Park project	-	-
Other real estate owned	-	123
Subtotal	-	494
Less allowances and depreciation	-	(237)
Net book value of property to sell	-	257
Less amounts owed on real estate to be sold	-	-
Net projected proceeds from mortgage receivables, Thomas Park, and other real estate owned	$ -	257